                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               December 23, 1997

                       THE GUARANTEE LIFE COMPANIES INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                   0-26788                       47-0785066
------------------------   ------------------------   ------------------------------------
(State of Incorporation)   (Commission File Number)   (IRS Employer Identification Number)


             8801 Indian Hills Drive,
                Omaha, Nebraska                            68114
     ----------------------------------------            ----------
     (Address of principal executive offices)            (Zip Code)


                                (402) 361-7300
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

     Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

     The Guarantee Life Companies Inc. ("Guarantee") a Delaware corporation, and Guarantee Life Insurance Company ("Guarantee Life"), a wholly owned subsidiary of Guarantee and a Nebraska corporation, acquired PFG, Inc., a Pennsylvania corporation ("PFG"), in a negotiated transaction by merging Guarantee Subsidiary, Inc. ("Newco") into and with PFG effective December 23, 1997. The acquisition was consummated pursuant to the Merger Agreement dated as of October 17, 1997, among Guarantee, Newco and PFG, which was the subject of a press release that was included in a Form 8-K filed on October 23, 1997 and is incorporated herein by reference as Exhibit 2. PFG is the surviving corporation and is owned 75% by Guarantee and 25% by Guarantee Life as a result of the merger. Guarantee and Guarantee Life acquired PFG for cash consideration in the total amount of $37,250,000, of which $27,937,500 was paid by Guarantee and $9,312,500 was paid by Guarantee Life. The consideration amount was financed with borrowings by Guarantee in the amount of $30,000,000 and by Guarantee Life in the amount of $10,000,000 through their respective lines of credit with The Chase Manhattan Bank, State Street Bank and Trust Company and Norwest Bank Nebraska, National Association.

     Through the acquisition of PFG, Guarantee and Guarantee Life acquired indirect ownership of PFG's subsidiaries, AGL Life Assurance Company, Philadelphia Financial Group, Inc. and PFG Distribution Company. AGL Life Assurance Company primarily markets term insurance through a network of brokerage general agencies, and independent agents and brokers. Philadelphia Financial Group, Inc. provides insurance programs, products, and services to the bank marketplace. PFG Distribution Company is a broker dealer for variable life and annuity products.

     Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          Number                        Description
            2     Merger Agreement among The Guarantee Life Companies Inc.,
                  Guarantee Subsidiary, Inc. and PFG, Inc., dated as of October
                  17, 1997 (incorporated herein by reference to The Guarantee
                  Life Companies Inc.'s Form 8-K dated october 17, 1997 (SEC.
                  File No. 0-26788)).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE GUARANTEE LIFE COMPANIES INC.

                                  By /s/ Richard A. Spellman
                                     ---------------------------------------
                                     Richard A. Spellman, Senior Vice President,
                                     General Counsel and Secretary

December 23, 1997